FORM 8-K
                                ----------------

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                 QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):     January 9, 2001

                            CHOICE ONE COMMUNICATIONS INC.
    -------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Charter)


            Delaware                      0-29279              16-1550742
------------------------------      --------------------      ------------------
(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


 100 Chestnut Street, Suite 600, Rochester, New York                   14604
----------------------------------------                       --------------
(Address of principal executive offices)                           (Zip code)

Registrant's telephone number, including area code             (716) 246-4231


                                     Not Applicable
                       ------------------------------------------------
                   (Former name or former address, if changed since last report)





Item 1.  Not Applicable

Item 2.  Not Applicable

Item 3.  Not Applicable

Item 4.  Not Applicable

Item 5.  Not Applicable

Item 6.  Not Applicable

Item 7.  Financial Statements and Exhibits

                  (a)  Financial Statements of Business Acquired
                           None

                  (b)  Pro Forma Financial Information
                       None

                  (c)  Exhibit

                       99.1 Pursuant to Regulation FD, Choice One Communications
                            Inc. is furnishing it Press Release Dated January 9, 2001.

Item 8.  Not Applicable

Item 9.  Regulation FD Disclosure

                  Pursuant to Regulation FD, Choice One Communications Inc. is furnishing a press release on January 9, 2001. The Press Release is attached hereto as Exhibit 99.1.



SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                            CHOICE ONE COMMUNICATIONS INC.
                                                     (Registrant)



 January 9, 2001                             /S/ Steve M. Dubnik
 ---------------                              -------------------
      Date                                     Steve M. Dubnik
                                               Chairman and CEO




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EXHIBIT 99.1


                       For Immediate Release

                       Media Contact:
                       Ythan Lax
                       Director, Corporate Communications
                       (716) 530-2944
                       ylax@choiceonecom.com

                       Investor Contact:
                       Lisa Schnorr
                       Director, Investor Relations
                       (716) 530-2965
                       lschnorr@choiceonecom.com


          CHOICE ONE REITERATES THAT ITS BUSINESS PLAN IS FULLY FUNDED

Rochester,  New York - January  9, 2001 -- Choice  One  Communications  (Nasdaq:
CWON), an Integrated Communications Provider (ICP) offering facilities-based voice and data telecommunications, today reiterated that its business plan is fully funded.

Choice One's chairman and CEO Steve Dubnik responded to concerns regarding the company's funding situation. "Since our inception, Choice One has operated under the philosophy that our business plan should be pre-funded. We expect to report a year-end cash balance in excess of $210 million when we announce our fourth-quarter and full-year 2000 results in February. We believe this cash, combined with more than $80 million in funds remaining under our senior credit facility, is sufficient to fund our 29-market business plan to free cash flow positive." The company is currently operational in 26 markets.


About Choice One Communications

Headquartered in Rochester,  New York, Choice One Communications,  Inc. (Nasdaq:
CWON) is a leading integrated communications services provider offering voice and data services including Internet and DSL solutions, and web hosting and design, primarily to small and medium-sized businesses in second and third-tier markets.

Choice One currently provides or has announced plans to deploy services in 29 markets within twelve states throughout the Northeast and Midwest, U.S. On August 1, Choice One completed its merger with US Xchange; a facilities-based CLEC headquartered in Grand Rapids, Michigan. On a pro forma basis, the combined companies reported annualized third quarter revenue exceeding $100 million and had 1,302 total colleagues at September 30, 2000.

For   further   information   about   Choice   One,   visit   our  web  site  at
www.choiceonecom.com or contact us at 1-888-832-5800.

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Forward-Looking Statements

Certain statements contained in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and the companies intend that such forward-looking statements be subject to the safe harbors created thereby. The words "believes", "expects", "estimates", "anticipates", "will be" and "plans" and similar words or expressions identify forward-looking statements made by or on behalf of the company. These forward-looking statements are subject to many uncertainties and factors that may cause the actual results of the company to be materially different from any future results expressed or implied by such forward-looking statements. Examples of such uncertainties and factors include, but are not limited to, continued sales growth according to our existing business plan, availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the company's business, changes in the competitive climate in which the company operates and the emergence of future opportunities, all of which could cause actual results and experiences to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein. These and other applicable risks are summarized under the caption "Risk Factors" and elsewhere in the companies' Registration Statement on Form S-1, Registration No. 333-91321, filed with the Securities and Exchange Commission and declared effective on February 16, 2000.

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